UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549
                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                         Date of Report
       (Date of Earliest Event Reported): October 6, 2005

                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)

            TEXAS                 1-5807           75-0256410
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(State or other Jurisdiction  (Commission    (I. R. S. Employer
      of incorporation)       File Number)   Identification No.)

         2441 Presidential Pkwy, Midlothian, Texas 76065
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       (Address of principal executive offices) (Zip Code)

                         (972) 775-9801
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      (Registrant's telephone number, including area code)

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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2005, the Company issued a press release to announce that Mr. Richard L. Travis, Jr. is joining Ennis, Inc. as Vice President - Finance and Chief Financial Officer, effective November 1, 2005. Mr. Travis served as Chief Financial Officer of Peerless Mfg. Co. in Dallas, TX. Mr. Travis (age 50) will replace Mr. Harve Cathey (age 66) who is retiring as previously announced on June 17, 2005. Mr. Travis has no family relationships with other officers or directors or past transactions with the Company. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

Mr. Travis will receive a salary of $225,000 and will be eligible for a short-term incentive bonus on an annual basis of an amount ranging from 0% to 60% of base salary.

Item 9.01 Financial Statements and Exhibits

Exhibit 99 Press release dated October 6, 2005, announcing new
CFO.


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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.

Date: October 6, 2005            /s/ Harve Cathey
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                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer